UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 584-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 15, 2011, Huntsman International LLC (“HI”), a wholly-owned subsidiary of Huntsman Corporation (“HC”), entered into a Master Amendment No. 2 to the European Receivables Loan Agreement, European Servicing Agreement and Transaction Documents, dated as of April 15, 2011 (the “European Master Amendment”), among, inter alia, HI, Huntsman Receivables Finance LLC, a Delaware limited liability company, Vantico Group S.à r.l. (the “Master Servicer”), a private limited company formed under the laws of Luxembourg, Barclays Bank plc, as administrative agent, and the other financial institutions party thereto.  On April 18, 2011, HI entered into a Master Amendment No. 2 to the U.S. Receivables Loan Agreement, U.S. Servicing Agreement and Transaction Documents, dated as of April 18, 2011 (the “U.S. Master Amendment” and, together with the European Master Amendment, the “Amendments”), among, inter alia, HI, Huntsman Receivables Finance II LLC, a Delaware limited liability company, the Master Servicer, Wells Fargo Bank, National Association, as administrative agent, and the other financial institutions party thereto.

The U.S. Master Amendment, among other things, extends the scheduled commitment termination date of the loan facility to 2014, adds an additional lender to the loan facility, reduces facility applicable margin rates and makes certain other amendments to HI’s existing U.S. accounts receivable securitization program.

The European Master Amendment, among other things, extends the scheduled commitment termination date of the loan facility to 2014, adds an additional lender to the loan facility, reduces the facility applicable margin rate and makes certain other amendments to HI’s existing European accounts receivable securitization program.

The foregoing does not constitute a complete summary of the terms of the Amendments.  The descriptions of the terms of the Amendments are qualified in their entirety by reference to such agreements, attached hereto as Exhibit 10.1 and 10.2 and incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Master Amendment No. 2 to the U.S. Receivables Loan Agreement, U.S. Servicing Agreement and Transaction Documents dated as of April 18, 2011.
10.2	Master Amendment No. 2 to the European Receivables Loan Agreement, European Servicing Agreement and Transaction Documents dated as of April 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ Troy M. Keller
Troy M. Keller
Assistant Secretary

Dated: April 20, 2011

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Master Amendment No. 2 to the U.S. Receivables Loan Agreement, U.S. Servicing Agreement and Transaction Documents dated as of April 18, 2011.
10.2	Master Amendment No. 2 to the European Receivables Loan Agreement, European Servicing Agreement and Transaction Documents dated as of April 15, 2011.